5. INVENTORY	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Notes to Financial Statements
INVENTORY

Inventories are stated at the lower of cost or net realizable value. Costs are determined using the first in- first out (FIFO) method. Inventory consists approximately of the following:

	June 30,	December 31,
	2018	2017
Finished Goods	$–	$1,716,141
Work in Process	559,013	311,481
Raw Materials	341,578	300,479
Inventory Allowance	(8,601)	(8,601)
Total Inventory	$891,990	$2,319,500

Inventories are stated at the lower of cost or net realizable value. Costs are determined using the first in- first out (FIFO) method. As of December 31, 2017 and 2016, inventory consists of the following:

	December 31, 2017	December 31, 2016
Finished goods	$1,716,141	$22,375
Work in process	311,481	164,915
Raw materials	300,479	93,113
Inventory reserve	(8,601)	(8,601)
Inventory, net	$2,319,500	$271,802